Exhibit 10.4


         AGREEMENT AND PLAN OF MERGER between CHATSWORTH ACQUISITION CORPORATION, a Delaware corporation ("Chatsworth"), and AMERICOM USA, INC., a Delaware corporation doing business as TeleSpace ("AmeriCom"), Chatsworth and AmeriCom being sometimes referred to herein as the "Constituent Corporations."

         WHEREAS, the board of directors of each Constituent Corporation deems it advisable that the Constituent Corporations merge into a single corporation ("the Merger");

         NOW, THEREFORE, in consideration of the premises and the respective mutual covenants, representations and warranties herein contained, the parties agree as follows:

         1. Surviving Corporation. AmeriCom shall be merged with and into Chatsworth which shall be the surviving corporation (hereinafter the "Surviving Corporation") in accordance with the applicable laws of the State of Delaware.

         2. Merger Date. The Merger shall become effective (the "Merger Date") upon the completion of:

          (i)  Adoption of this Agreement by the shareholders of AmeriCom and by
               the   shareholders   of   Chatsworth   pursuant  to  the  General
               Corporation Law of Delaware; and

          (ii) Execution and filing of the Certificate of Merger with the Secretary of State of the State of Delaware in accordance with the General Corporation Law of Delaware.

         3. Time of Filings. The Certificate of Merger shall be filed with the Commissioner of Corporations of the Secretary of State of Delaware upon the approval of this Agreement by the shareholders of the Constituent Corporations and the fulfillment or waiver of the terms and conditions herein.

         4. Accounting Period. Notwithstanding any other provision herein relating to the Merger Date, for all accounting purposes the effective date of the Merger shall be as of November 30, 1998.

         5. Governing Law. The Surviving Corporation shall be governed by the laws of the State of Delaware.

         6.  Certificate of  Incorporation.  The Certificate of Incorporation of
Chatsworth   shall  be  the  Certificate  of   Incorporation  of  the  Surviving
Corporation from and after the Merger Date, subject to the right of the Surviving Corporation to amend its Certificate of Incorporation in accordance with the laws of the State of Delaware.

         7. Bylaws. The Bylaws of the Surviving Corporation shall be the Bylaws of Chatsworth as in effect on the date of this Agreement.

         8. Name of Surviving Corporation. The Surviving Corporation will change its name to "AMERICOM USA, INC." or such name as it may choose and shall be available.

         9. Conversion. The mode of carrying the merger into effect and the manner and basis of converting the shares of AmeriCom into shares of the Surviving Corporation are as follows:

              9.1. The aggregate number of shares of AmeriCom Common Stock issued and outstanding on the Merger Date shall, by virtue of the merger and without any action on the part of the holders thereof, be converted into an aggregate of 29,650,000 shares of Chatsworth Common Stock adjusted by any increase for fractional shares and reduced by any Dissenting Shares (defined below).

              9.2. Subject to such adjustments, there shall be 30,000,000 shares of Chatsworth Common Stock issued and outstanding upon completion of the Merger held as follows: 29,650,000 common shares held by the shareholders of AmeriCom and 350,000 common shares held by the existing shareholders of Chatsworth.

              9.3. The Chatsworth Common Stock shall be issued to the holders of such AmeriCom Common Stock in exchange for their shares on a pro rata basis in accordance with each holder's relative ownership of the AmeriCom Common Stock that is being exchanged.

              9.4. All outstanding warrants of AmeriCom and any other outstanding rights to purchase stock of AmeriCom shall be adjusted, pursuant to the terms contained in such warrants or other rights documents, for conversion to warrants or rights to purchase stock of Chatsworth on the same ratio as provided herein for holders of AmeriCom Common Stock.

              9.5. Fractional shares of Chatsworth Common Stock shall not be issued, but in lieu thereof Chatsworth shall round up fractional shares to the next highest whole number.

              9.6. The shares of Chatsworth Common Stock to be issued in exchange for AmeriCom Common Stock hereunder shall be proportionately reduced by any shares owned by AmeriCom shareholders who shall have timely objected to the merger (the "Dissenting Shares") in accordance with the provisions of the General Corporation I.aw of Delaware, which objections will be dealt with as provided in those sections.

              9.7. Each share of AmeriCom Common Stock that is issued and outstanding and owned by AmeriCom on the Merger Date shall, by virtue of the merger and without any action on the part of AmeriCom, be retired and cancelled.

              9.8. Each certificate evidencing ownership of shares of Chatsworth Common Stock issued and outstanding on the Merger Date or held by Chatsworth in its treasury shall continue to evidence ownership of the same number of shares of Chatsworth Common Stock.

         10. Exchange of Certificates. As promptly as practicable after the Merger Date, each holder of an outstanding certificate or certificates theretofore representing shares of AmeriCom Common Stock (other than certificates representing Dissenting Shares) shall surrender such certificate(s) for cancellation to the party designated by the Surviving Corporation to handle such exchange (the "Exchange Agent"), and shall receive in exchange a certificate or certificates representing the number of full shares of Chatsworth Common Stock into which the

Agreement and Plan of Merger                                       Page Number 2
--------------------------------------------------------------------------------

shares of AmeriCom Common Stock represented by the certificate or certificates so surrendered shall have been converted.

         11. Unexchanged Certificates. Until surrendered, each outstanding certificate that prior to the Merger Date represented AmeriCom Common Stock (other than certificates representing Dissenting Shares) shall be deemed for all purposes, other than the payment of dividends or other distributions, to evidence ownership of the number of shares of Chatsworth Common Stock into which it was converted. No dividend or other distribution payable to holders of Chatsworth Common Stock as of any date subsequent to the Merger Date shall be paid to the holders of outstanding certificates of AmeriCom Common Stock; provided, however, that upon surrender and exchange of such outstanding certificates (other than certificates representing Dissenting Shares), there shall be paid to the record holders of the certificates issued in exchange therefor the amount, without interest thereon, of dividends and other distributions that would have been payable subsequent to the Merger Date with respect to the shares of Chatsworth Common Stock represented thereby.

         12. Board of Directors and Officers. The members of the board of directors of the Surviving Corporation shall be the members of the board of directors of AmeriCom on the Merger Date or such others as AmeriCom may designate. The officers of the Surviving Corporation shall be the officers of AmeriCom on the Merger Date or such others as AmeriCom may designate.

         13. Effect of the Merger. On the Merger Date, the separate existence of AmeriCom shall cease (except insofar as continued by statute), and it shall be merged with and into the Surviving Corporation. All the property, real, personal, and mixed, of each of the Constituent Corporations, and all debts due to either of them, shall be transferred to and vested in the Surviving Corporation, without further act or deed. The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations, including liabilities to holders of Dissenting Shares, of each of the Constituent Corporations, and any claim or judgment against either of the Constituent Corporations may be enforced against the Surviving Corporation.

         14. Approval of Shareholders. This Agreement shall be adopted by the shareholders of the Constituent Corporations at meetings of such shareholders called for that purpose or by written consent pursuant to the laws applicable thereto. There shall be required for the adoption of this Agreement the affirmative vote of the holders of at least a majority of the holders of all the shares of the Common Stock issued and outstanding and entitled to vote for each of the Constituent Corporations.

         15. Representations and Warranties of AmeriCom. AmeriCom represents and warrants that:

              15.1. Corporate Organization and Good Standing. AmeriCom is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

Agreement and Plan of Merger                                       Page Number 3
--------------------------------------------------------------------------------

              15.2. Capitalization. AmeriCom's authorized capital stock consists of shares of Common Stock, $.___ par value, of which _________ shares are issued and outstanding, and no preferred stock.

              15.3. Issued Stock. All the outstanding shares of its Common Stock are duly authorized and validly issued, fully paid and nonassessable.

              15.4. Corporate Authority. AmeriCom has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

              15.5. Authorization. Execution of this Agreement has been duly authorized and approved by AmeriCom's board of directors.

              15.6. Subsidiaries. AmeriCom has no subsidiaries.

              15.7. Financial Statements. AmeriCom's unaudited balance sheets and the related statements of income and retained earnings dated December 31, 1997, copies of which will have been delivered by AmeriCom to Chatsworth prior to the Merger Date (the "AmeriCom Financial Statements"), fairly present the financial condition of AmeriCom as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

              15.8. Absence of Undisclosed Liabilities. Except to the extent reflected or reserved against in the AmeriCom Financial Statements, AmeriCom did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

              15.9. No Material Changes. There has been no material adverse change in the business, properties, or financial condition of AmeriCom since the date of the AmeriCom Financial Statements.

              15.10. Litigation. There is not, to the knowledge of AmeriCom, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against AmeriCom or against any of its officers.

              15.11. Contracts. AmeriCom is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this Agreement.

              15.12. Title. AmeriCom has good and marketable title to all the real property and good and valid title to all other property included in the AmeriCom Financial Statements. Except as set out in the balance sheet thereof, the properties of AmeriCom are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of AmeriCom.

Agreement and Plan of Merger                                       Page Number 4
--------------------------------------------------------------------------------

              15.13. Tax Returns. All federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts, have been properly prepared and filed by AmeriCom for all years to and including the taxable year ending December 31, 1997. The provisions for federal and state taxes reflected in the AmeriCom Financial Statements are adequate to cover any such taxes that may be assessed against AmeriCom in respect of its business and its operations during the periods covered by the AmeriCom Financial Statements and all prior periods.

              15.14. No Violation. Consummation of the merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of AmeriCom is subject or by which AmeriCom is bound.

         16. Representations and Warranties of Chatsworth. Chatsworth represents and warrants that:

              16.1. Corporate Organization and Good Standing. Chatsworth is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and is qualified to do business as a foreign corporation in each jurisdiction, if any, in which its property or business requires such qualification.

              16.2. Reporting Company. Chatsworth has filed with the Securities and Exchange Commission a registration statement on Form F-10 which was declared effective pursuant to the Securities Exchange Act of 1934 and is a reporting company pursuant toss. 12 thereunder.

              16.3. Reporting Company Status. Chatsworth has timely filed and is current on all reports required to be filed by it pursuant toss. 12(g) of the Securities Exchange Act of 1934.

              16.4. Capitalization. Chatsworth's authorized capital stock consists of 100,000,000 shares of Common Stock, $.0001 par value, of which 5,000,000 shares are issued and outstanding, and 20,000,000 shares of non-designated preferred stock of which no shares are outstanding.

              16.5. Stock Rights. There are no stock grants, options, rights, warrants or other rights to purchase or obtain the Chatsworth Common or Preferred Stock issued or committed to be issued.

              16.6. Issued Stock. All the outstanding shares of its Common Stock were duly authorized and validly issued, fully paid and non-assessable.

              16.7. Corporate Authority. Chatsworth has all requisite corporate power and authority to own, operate and lease its properties, to carry on its business as it is now being conducted and to execute, deliver, perform and conclude the transactions contemplated by this Agreement and all other agreements and instruments related to this Agreement.

Agreement and Plan of Merger                                       Page Number 5
--------------------------------------------------------------------------------

              16.8. Authorization. Execution of this Agreement has been duly authorized and approved by Chatsworth's board of directors.

              16.9. Subsidiaries. Chatsworth has no subsidiaries.

              16.10. Financial Statements. Chatsworth's audited balance sheets and the related statements of income and retained earnings, dated as of December 16, 1997, copies of which will have been delivered by Chatsworth to AmeriCom by the Merger Date (the "Chatsworth Financial Statements"), fairly present the financial condition of Chatsworth as of the date therein and the results of its operations for the periods then ended in conformity with generally accepted accounting principles consistently applied.

              16.11. Absence of Undisclosed Liabilities. Except to the extent reflected or reserved against in the Chatsworth Financial Statements, Chatsworth did not have at that date any liabilities or obligations (secured, unsecured, contingent, or otherwise) of a nature customarily reflected in a corporate balance sheet prepared in accordance with generally accepted accounting principles.

              16.12. No Material Changes. There has been no material adverse change in the business, properties, or financial condition of Chatsworth since the date of the Chatsworth Financial Statements.

              16.13. Litigation. There is not, to the knowledge of Chatsworth, any pending, threatened, or existing litigation, bankruptcy, criminal, civil, or regulatory proceeding or investigation, threatened or contemplated against Chatsworth or against any of its officers.

              16.14. Contracts. Chatsworth is not a party to any material contract not in the ordinary course of business that is to be performed in whole or in part at or after the date of this Agreement.

              16.15. Title. Chatsworth has good and marketable title to all the real property and good and valid title to all other property included in the Chatsworth Financial Statements. Except as set out in the balance sheet thereof, the properties of Chatsworth are not subject to any mortgage, encumbrance, or lien of any kind except minor encumbrances that do not materially interfere with the use of the property in the conduct of the business of Chatsworth.

              16.16. Tag Returns. All federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts, have been properly prepared and filed by Chatsworth for all years to and including the taxable year ending December 31, 1997. Any and all federal, state, county, municipal, local, foreign and other taxes and assessments, including any and all interest, penalties and additions imposed with respect to such amounts for the year ending December 31, 1998, have been paid or if any is outstanding as at the date hereof provision has been made prorated to the date hereof to be an adjustment to the credit of AmeriCom payable to AmeriCom on the merger hereof. The provisions for federal and state taxes reflected in the Chatsworth Financial Statements are adequate to cover any such taxes that may be assessed against

Agreement and Plan of Merger                                       Page Number 6
--------------------------------------------------------------------------------

Chatsworth in respect of its business and its operations during the periods covered by the Chatsworth Financial Statements and all prior periods.

              16.17. No Violation. Consummation of the merger will not constitute or result in a breach or default under any provision of any charter, bylaw, indenture, mortgage, lease, or agreement, or any order, judgment, decree, law, or regulation to which any property of Chatsworth is subject or by which Chatsworth is bound.

         17. Conduct of AmeriCom Pending the Merger Date

         AmeriCom covenants that between the date of this Agreement and the Merger Date:

              17.1.   No  change  will  be  made  in   AmeriCom's   articles  of
incorporation or bylaws.

              17.2. AmeriCom will not make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution or issue, encumber, purchase, or otherwise acquire any of its capital stock other than as provided herein.

              17.3. AmeriCom will submit this Agreement for its shareholders' approval with a favorable recommendation by its board of directors and will use its best efforts to obtain the requisite shareholder approval.

              17.4. AmeriCom will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

         18. Conduct of Chatsworth Pending the Merger Date

         Chatsworth covenants that between the date of this Agreement and the Merger Date:

              18.1. No change will be made in Chatsworth's certificate of incorporation or bylaws.

              18.2. Chatsworth will not make any change in its authorized or issued capital stock, declare or pay any dividend or other distribution or issue, encumber, purchase, or otherwise acquire any of its capital stock otherwise than as provided herein.

              18.3. Chatsworth will submit this Agreement for its shareholders' approval with a favorable recommendation by its board of directors and will use its best efforts to obtain the requisite shareholder approval.

              18.4. Chatsworth will use its best efforts to maintain and preserve its business organization, employee relationships, and goodwill intact, and will not enter into any material commitment except in the ordinary course of business.

Agreement and Plan of Merger                                       Page Number 7
--------------------------------------------------------------------------------

         19. Conditions Precedent to Obligation of AmeriCom. AmeriCom's obligation to consummate this merger shall be subject to fulfillment on or before the Merger Date of each of the following conditions, unless waived in writing by AmeriCom:

              19.1. Chatsworth's Representations and Warranties. The representations and warranties of Chatsworth set forth herein shall be true and correct at the Merger Date as though made at and as of that date, except as affected by transactions contemplated hereby.

              19.2. Chatsworth's Covenants. Chatsworth shall have performed all covenants required by this Agreement to be performed by it on or before the Merger Date.

              19.3.  Shareholder  Approval.   This  Agreement  shall  have  been
approved by the required number of shareholders of the Constituent Corporations.

              19.4. Supporting Documents of Chatsworth. Chatsworth shall have delivered to AmeriCom supporting documents in form and substance satisfactory to AmeriCom, to the effect that:

              (i) Chatsworth is a corporation duly organized, validly existing, and in good standing.

              (ii) Chatsworth's authorized and issued capital stock is as set forth herein.

              (iii) The execution and consummation of this Agreement have been duly authorized and approved by Chatsworth's board of directors.

         20. Conditions Precedent to Obligation of Chatsworth. Chatsworth's obligation to consummate this merger shall be subject to fulfillment on or before the Merger Date of each of the following conditions, unless waived in writing by Chatsworth:

              20.1. AmeriCom's Representations and Warranties. The representations and warranties of AmeriCom set forth herein shall be true and correct at the Merger Date as though made at and as of that date, except as affected by transactions contemplated hereby.

              20.2. AmeriCom's Covenants. AmeriCom shall have performed all covenants required by this Agreement to be performed by it on or before the Merger Date.

              20.3.  Shareholder  Approval.   This  Agreement  shall  have  been
approved by the required number of shareholders of the Constituent Corporations.

              20.4. Supporting Documents of AmeriCom. AmeriCom shall have delivered to Chatsworth supporting documents in form and substance satisfactory to Chatsworth to the effect that:

              (i) AmeriCom is a corporation duly organized, validly existing, and in good standing.

              (ii) AmeriCom's authorized and issued capital stock is as set forth herein.

Agreement and Plan of Merger                                       Page Number 8
--------------------------------------------------------------------------------

              (iii) The execution and consummation of this Agreement have been duly authorized and approved by AmeriCom's board of directors.

         21. Access. From the date hereof to the Merger Date, Chatsworth and AmeriCom shall provide each other with such information and permit each other's officers and representatives such access to its properties and books and records as the other may from time to time reasonably request. If the merger is not consummated, all documents received in connection with this Agreement shall be returned to the party furnishing such documents, and all information so received shall be treated as confidential.

         22. Closing

              22.1. The transfers and deliveries to be made pursuant to this Agreement (the "Closing") shall be made by and take place at the offices of the Exchange Agent or other location designated by the Constituent Corporations without requiring the meeting of the parties hereof. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

              22.2. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission required by this Agreement or any signature required thereon may be used in lieu of an original writing or transmission or signature for any and all purposes for which the original could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission or original signature.

              22.3. At the Closing, AmeriCom shall deliver to the Exchange Agent in satisfactory form, if not already delivered to Chatsworth:

              (i) A list of the holders of the shares of AmeriCom Common Stock being exchanged with an itemization of the number of shares held by each, the address of each holder, and the aggregate number of shares of Chatsworth Common Stock to be issued to each holder;

              (ii) Evidence of the consent of shareholders of AmeriCom to this Agreement;

              (iii) Certificate of the Secretary of State of Delaware as of a recent date as to the good standing of AmeriCom;

              (iv) Certified copies of the resolutions of the board of directors of AmeriCom authorizing the execution of this Agreement and the consummation of the Merger;

              (v) The AmeriCom Financial Statements;

              (vi) Secretary's certificate of incumbency of the officers and directors of AmeriCom; and

Agreement and Plan of Merger                                       Page Number 9
--------------------------------------------------------------------------------

              (vii) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

              22.4. At the Closing, Chatsworth shall deliver to the Exchange Agent in satisfactory form, if not already delivered to AmeriCom:

              (i) A list of the shareholders of record of Chatsworth, including, wherever available, addresses and telephone numbers;

              (ii) Evidence of the consent of shareholders of Chatsworth to this Agreement;

              (iii) Certificate of the Secretary of State of Delaware as of a recent date as to the good standing of Chatsworth;

              (iv) Certified copies of the resolutions of the board of directors of Chatsworth authorizing the execution of this Agreement and the consummation of the merger;

              (v) The Chatsworth Financial Statements;

              (vi) Secretary's certificate of incumbency of the officers and directors of Chatsworth; and

              (vii) Any document as may be specified herein or required to satisfy the conditions, representations and warranties enumerated elsewhere herein.

         23. Survival of Representations and Warranties. The representations and warranties of the Constituent Corporations set out herein shall survive the Merger Date.

         24. Arbitration

              24.1. Scope. The parties hereby agree that any and all claims (except only for requests for injunctive or other equitable relief) whether existing now, in the past or in the future as to which the parties or any affiliates may be adverse parties, and whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association.

              24.2. Situs. The parties hereby irrevocably consent to the jurisdiction of the American Arbitration Association and the situs of the arbitration within the State of Delaware at a time and place chosen by American Arbitration Association. Any award in arbitration may be entered in any domestic or foreign court having jurisdiction over the enforcement of such awards.

              24.3. Applicable Law. The law applicable to the arbitration and this agreement shall be that of the State of Delaware, determined without regard to its provisions which would otherwise apply to a question of conflict of laws. Any dispute as to the applicable law shall be decided by the arbitrator.

Agreement and Plan of Merger                                      Page Number 10
--------------------------------------------------------------------------------

              24.4. Disclosure and Discovery. The arbitrator may, in its discretion, allow the parties to make reasonable disclosure and discovery in regard to any matters which are the subject of the arbitration and to compel compliance with such disclosure and discovery order. The arbitrator may order the parties to comply with all or any of the disclosure and discovery provisions of the Federal Rules of Civil Procedure, as they then exist, as may be modified by the arbitrator consistent with the desire to simplify the conduct and minimize the expense of the arbitration.

              24.5. Rule of Law. Regardless of any practices of arbitration to the contrary, the arbitrator will apply the rules of contract and other law of the jurisdiction whose law applies to the arbitration so that the decision of the arbitrator will be, as much as possible, the same as if the dispute had been determined by a court of competent jurisdiction.

              24.6. Finality and Fees. Any award or decision by the American Arbitration Association shall be final, binding and non-appealable except as to errors of law. Each party to the arbitration shall pay its own costs and counsel fees.

              24.7. Measure of Damages. In any adverse action, the parties shall restrict themselves to claims for compensatory damages and no claims shall be made by any party or affiliate for lost profits, punitive or multiple damages.

              24.8. Covenant Not to Sue. The parties covenant that under no conditions will any party or any affiliate file any action against the other (except only requests for injunctive or other equitable relief) in any forum other than before the American Arbitration Association, and the parties agree that any such action, if filed, shall be dismissed upon application and shall be referred for arbitration hereunder with costs and attorney's fees to the prevailing party.

              24.9. Intention. It is the intention of the parties and their affiliates that all disputes of any nature between them, whenever arising, from whatever cause, based on whatever law, rule or regulation, whether statutory or common law, and however characterized, be decided by arbitration as provided herein and that no party or affiliate be required to litigate in any other forum any disputes or other matters except for requests for injunctive or equitable relief. This agreement shall be interpreted in conformance with this stated intent of the parties and their affiliates.

         25. General Provisions

              25.1. Further Assurances. From time to time, each party will execute such additional instruments and take such actions as may be reasonably required to carry out the intent and purposes of this Agreement.

              25.2. Waiver. Any failure on the part of either party hereto to comply with any of its obligations, agreements, or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

Agreement and Plan of Merger                                      Page Number 11
--------------------------------------------------------------------------------

              25.3. Brokers. Each party agrees to indemnify and hold harmless the other party against any fee, loss, or expense arising out of claims by brokers or finders employed or alleged to have been employed by the indemnifying party.

              25.4. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first-class certified mail, return receipt requested, or recognized commercial courier service, as follows:

                  If to Chatsworth, to:

                  Chatsworth Acquisition Corporation
                  1504 R Street, N. W.
                  Washington, D.C.  20009

                  If to AmeriCom, to:

                  AmeriCom USA, Inc.
                  d/b/a TeleSpace
                  124 South Halcyon Road
                  Arroyo Grande, California  93420

         26. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

         27. Assignment. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided, however, that any assignment by either party of its rights under this Agreement without the written consent of the other party shall be void.

         28. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures sent by facsimile transmission shall be deemed to be evidence of the original execution thereof.

         29. Effective Date. This effective date of this Agreement shall be November 23, 1998.

Agreement and Plan of Merger                                      Page Number 12
--------------------------------------------------------------------------------

                 Signature Page to Agreement and Plan of Merger between Chatsworth Acquisition Corporation and
                               AmeriCom USA, Inc.


         IN WITNESS WHEREOF, the parties have executed this Agreement.


                                            CHATSWORTH ACQUISITION CORPORATION



                                            By:/s/ James Cassidy
                                               ---------------------------------
                                               President

                                            AMERICOM USA, INC.



                                            By:/s/ Robert M. Cezar
                                               ---------------------------------
                                                   CEO